Exhibit 10.39

                         PORTFOLIO DIVESTITURE AGREEMENT



         This Portfolio Divestiture Agreement ("Agreement") is made effective as of March 20, 2001 by and among the following:

                  o HARLINGEN RETIREMENT, LC, a limited liability company organized under the laws of the State of Texas ("Harlingen"); and

                  o  RESIDENTIAL   HEALTHCARE   PROPERTIES  OF  TEXAS,  INC.,  a
corporation organized under the laws of the State of Texas ("RHP of Texas"); and

                  o ROSWELL RETIREMENT, LTD. Co., a limited liability company organized under the laws of the State of New Mexico ("Roswell"); and

                  o VILLA RESIDENTIAL CARE HOMES-OAK PARK, L.P., a limited partnership organized under the laws of the State of Texas ("Villa" and with Harlingen, RHP of Texas and Roswell, sometimes referred to herein, individually and collectively, as "Obligor"); and

                  o GREENBRIAR CORPORATION, INC., a corporation organized under the laws of the State of Nevada ("Greenbriar"); and

                  o kellway corporation, a corporation organized under the laws of the State of Texas ("Kellway"); and

                  o RESIDENTIAL HEALTHCARE PROPERTIES, INC., a corporation organized under the laws of the State of Nevada ("RHP"); and

                  o VILLA RESIDENTIAL CARE HOMES, INC., a corporation organized under the laws of the State of Texas ("VRCH"); and

                  o WEDGWOOD RETIREMENT INNS, INC., a corporation organized under the laws of the State of Washington ("Wedgwood" and with Greenbriar, Kellway, RHP and VRCH sometimes referred to herein, individually and collectively, as "Guarantor"), each of the above having its chief executive office at 4265 Kellway Circle, Addison, Texas 75244; and

                  o HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCN"); and

                  o HCRI Texas Properties, Ltd., a limited partnership organized under the laws of the State of Texas ("HCRI Texas" and, individually and collectively with HCN "HCRI"), each of HCN and HCRI Texas having its chief executive office at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475.

                                    RECITALS

                  A. HCRI and certain of the Obligors entered into a certain Loan Agreement and certain Lease Agreements as identified on Exhibit A hereto ("Financing Agreements"). Under the terms of the Financing Agreements, HCRI granted to Obligor loan or lease financing for the properties (the "Financed Properties") as identified on Exhibit A hereto. For purposes hereof, those Financed Properties that are subject to a Lease Agreement are sometimes referred to herein as "Leased Properties" and the Financed Property that is subject to a Loan Agreement is sometimes referred to herein as "Mortgaged Property". For purposes hereof, "Financing Documents" means, collectively, the "Loan Documents" and "Lease Documents" as defined in the Financing Agreements.

                  B. Each Obligor is currently an Affiliate of Greenbriar.

                  C. Any capitalized term that is not defined herein shall have the meaning set forth in the respective Loan Agreement or Lease Agreement, as applicable.

                  D. Each Guarantor has guaranteed the obligations of each Obligor under each Loan Agreement and Lease Agreement pursuant to one or more Unconditional and Continuing Guaranties (individually and collectively, the "Guaranty").

                  E. HCRI and Obligor, with the consent of Guarantor, have reached an agreement pursuant to which HCRI agreed to the divestiture by Obligor of the Financed Properties under certain circumstances.

                  F. HCRI and Obligor, with the consent of Guarantor, desire to enter this Agreement in order to implement the divestiture agreement.

         NOW, THEREFORE, in consideration of the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, and intending to be legally bound, each party agrees as follows:

                  1. Right to Prepay. Subject to the terms of this Agreement, Obligor may prepay its obligations to HCRI under the Financing Agreements (the "Prepayable Obligations") during the period from the date hereof until and including December 31, 2001 (the "Prepayment Period").

                           1.1  General.  Subject  to the  terms  hereof,  on or
before April 30, 2001, Obligor shall on the same day [i] purchase from HCRI The Palm House and Oak Park Retirement Center; and [ii] prepay to HCRI the loan secured by the Mortgaged Property, being all of the Financed Properties in Tranche 1. Subject to the terms hereof, any Obligor may, during the Prepayment Period, on the same day purchase from HCRI both of the Leased Properties (the whole of each Leased Property, but not any part of a Leased Property) in Tranche 2, provided that all of the Financed Properties in Tranche 1 shall be refinanced or prepaid prior to any of the Financed Properties in Tranche 2. Obligor shall make a good faith effort to prepay all of the Prepayable Obligations on or before the end of the Prepayment Period.

                           1.2  Tranche  1  Extension.  In the  event all of the
Financed Properties in Tranche 1 are not closed by April 30, 2001, Obligor can elect to [i] terminate this Agreement or [ii] pay to HCRI the sum of Fifty Thousand Dollars ($50,000.00) ("Extension Payment") to extend the closing date for the Tranche 1 Financed Properties to May 31, 2001. If Obligor pays to HCRI the Extension Payment to extend the closing date for the Tranche 1 Financed Properties to May 31, 2001, and then does not close all of the Tranche 1 Financed Properties by May 31, 2001, HCRI or Obligor has the right to terminate this Agreement. If this Agreement is so terminated, HCRI shall retain the Extension Payment and the Deposit, as hereinafter defined, as liquidated damages.

                           1.3 Harlingen Restriction.  Obligor acknowledges that
Camelot Retirement of Harlingen ("Camelot Retirement") and Greenbriar at Camelot ("Camelot Assisted Living") are integrated facilities. Obligor agrees that one of the conditions to HCRI's consent to refinance Camelot Retirement prior to Camelot Assisted Living is the agreement of Obligor that Obligor shall not sell Camelot Retirement without HCRI's prior written consent until after Obligor has acquired Camelot Assisted Living. HCRI agrees that it's consent shall be dependant upon Obligor [i] demonstrating to HCRI that Camelot Assisted Living can operate independently of Camelot Retirement and [ii] delivering to HCRI a Letter of Credit, which complies with the terms and conditions for Letters of Credit set forth in the Financing Agreements, in the amount equal to fifty percent (50%) of the sale proceeds from the sale of Camelot Retirement. At the time of the prepayment of the loan serviced by the Mortgaged Property, Obligor shall grant HCRI a lien on the Mortgaged Property to secure Obligor's obligations under this ss.1.3, said Deed of Trust to contain terms and conditions mutually agreeable to Obligor and HCRI.

                           1.4   Conditions   Precedent   to  Right  to  Prepay.
Obligor's right to prepay the Prepayable Obligations is subject to satisfaction of the following conditions on or before the Closing, as hereinafter defined, of any such prepayment.

                                    (a) Notice. HCRI must receive from Obligor a
written notice of its intent to prepay the Prepayable Obligations at least 15 days prior to the closing date for either Tranche or the expiration of the Prepayment Period. Notwithstanding the foregoing, for a prepayment to occur after December 15, 2001, Obligor may give such notice at any time during December 2001. Obligor shall use its best efforts to maximize the length of any notice given in December 2001.

                                    (b) Sequence of Prepayment.  The sequence of
prepayment is specifically set forth herein. In the event Obligor proposes a different sequence, HCRI shall, within its absolute and sole discretion, determine the sequence of prepayment, based upon its evaluation of the remaining Financed Properties, including debt service coverage and census, but in no event shall the Financed Property identified on Exhibit A as Oak Park Retirement Center be purchased prior to the Obligor having [i] purchased the Financed
Property identified on Exhibit A as The Palm House and [ii] prepaid the loan secured by the Mortgaged Property.

                           1.5 Prepayment Amount.

                                    (a)  General.  The amount of the  Prepayable
Obligations for each Financed Property (the "Prepayment Amount") shall equal:

                                             (i)  With  respect  to each  Leased
Property, (a) the applicable amount set forth on Exhibit B as of the date specified for each of the Leased Properties ("Base Amount"), plus (b) any Lease Advances made by HCRI after the date hereof, plus (c) accrued and unpaid Rent, plus (d) Termination Fee, as defined in ss.1.5(b), plus (e) HCRI's "out-of-pocket expenses" as defined in ss.1.5(d).

                                             (ii) With respect to the  Mortgaged
Property, (a) the applicable amount set forth on Exhibit B as of the date specified for the Mortgaged Property, plus (b) any Loan Advances made by HCRI after the date hereof, plus (c) accrued and unpaid interest, plus (d) HCRI's "out-of-pocket expenses" as defined in ss.1.5(d), less (e) any previously paid Paydown Amount (as defined in ss.1.5(e) below).

                                    (b)  Termination  Fee.  Obligor  shall pay a
termination fee ("Termination Fee") as set forth below upon the exercise of an option to purchase a Leased Property and prepay the Prepayable Obligation in the following amount:

                                             (i) With  respect to each  Financed
Property in Tranche 1, as identified on Exhibit A, an amount equal to one percent (1%) of the Base Amount if the Prepayment Amount is paid on or before March 31, 2001, an amount equal to one and one-half percent (1 1/2%) of the Base Amount if the Prepayment Amount is paid after March 31, 2001 but on or before April 30, 2001, an amount equal to two percent (2%) of the Base Amount if the Prepayment Amount is paid after April 30, 2001 but on or before June 30, 2001, and an amount equal to three percent (3%) of the Base Amount if the Prepayment Amount is paid after June 30, 2001 but on or before December 31, 2001.

                                             (ii) With respect to each  Financed
Property in Tranche 2, as identified on Exhibit A, an amount equal to two percent (2%) of the Base Amount if the Prepayment Amount is paid after January 1, 2001 but on or before June 30, 2001, and an amount equal to three percent (3%) of the Base Amount if the Prepayment Amount is paid after June 30, 2001 but on or before December 31, 2001.

                                    (c) Other  Closing  Expenses.  Obligor shall
pay all reasonable out-of-pocket costs in connection with this Agreement and the arrangements outlined herein, including but not limited to legal fees and all closing costs (including transfer taxes and conveyance fees) in connection with the refinancing or purchase of the Financed Properties. Without limiting the foregoing, it is agreed that HCRI shall not be responsible for any closing costs and expenses in connection with the prepayment of the applicable Prepayable Obligations or, as applicable, the sale of the applicable Leased Property from HCRI to Obligor or the release of HCRI's security interest in the applicable Mortgaged Property. HCRI shall cooperate with Obligor to minimize Obligor's out-of-pocket costs and expenses. The legal fees of HCRI with respect to this Agreement, but not including any subsequent transactions contemplated herein, shall not exceed Twenty-five Thousand Dollars ($25,000.00).

                                    (d)  Out-of-Pocket  Costs.  Without limiting
any other provision hereof, for the purposes of this Agreement, HCRI's "out-of-pocket expenses" shall mean HCRI's reasonable attorney fees and any travel expenses reasonably incurred by HCRI in connection with the closing of the purchase or refinancing of any of the Financed Properties.

                                    (e) Paydown. Provided HCRI has agreed to the
sequence, at the time of the purchase or paydown of any one but not all of the Financed Properties in Tranche 1, Obligor shall in addition to the Prepayment Amount pay an additional amount equal to ten percent (10%) of the then outstanding Lease Amount for all Financed Properties ("Paydown Amount"). The Paydown Amount shall be applied by HCRI to the then outstanding Lease or Loan Amounts in HCRI's sole discretion.

                                    (f)  Deposit.  Obligor  has on deposit  with
HCRI Fifty Thousand Dollars ($50,000.00) ("Deposit"). In addition to the rights set forth in ss.1.2, if Obligor fails to purchase or prepay all of the Financed Properties in each of the Tranches as set forth herein, HCRI shall be entitled to the Deposit. At the time of the sale of the last Financed Property, the Deposit and the Extension Payment shall be applied to the Prepayment Amount.

                           1.6 Closing. Any prepayment of Prepayable Obligations
hereunder by Obligor shall close prior to expiration of the Prepayment Period and on a date agreed to by HCRI and Obligor ("Closing"). At the Closing, Obligor shall pay the Prepayment Amount, and all closing costs in immediately available funds and HCRI shall, as applicable [i] convey title to the applicable Leased Property to Obligor by a transferable and recordable limited or special warranty deed and bill of sale; or [ii] release its security interest in the applicable Mortgaged Property. Obligor acknowledges that the Leased Properties will be acquired "AS IS" without any representations or warranties. Except as otherwise provided herein, the terms and conditions set forth in the Financing Agreements relating to the acquisition of a Leased Property shall be applicable to each acquisition under this Agreement. If there are any discrepancies between the applicable Financing Agreement and this Agreement, the terms and conditions of this Agreement shall prevail.

                           1.7 Failure to Exercise  Right to Prepay.  If Obligor
for any reason does not exercise its right to prepay the Prepayable Obligations in accordance with the terms and conditions hereof, Obligor shall be deemed to have forfeited all right to make any such prepayment under the terms hereof and Obligor shall pay to HCRI within 10 days following the expiration of the Prepayment Period an amount equal to five percent (5%) of the then outstanding Loan Amount and Lease Amount, unless this Agreement has been terminated by Obligor pursuant to ss.1.2. Obligor acknowledges and agrees that the right to prepay the Prepayable Obligations hereunder automatically expires at the end of the Prepayment Period.

                           1.8  Financing   Agreements.   While  this  Agreement
remains in effect, the provisions of this ss.1 supersede and amend all conflicting provisions in the Financing Agreements related to the payoff or purchase of any of the Financed Properties. In the event all of the Financed Properties have not been purchased or refinanced during the Prepayment Period, the provisions of the Financing Agreements related to the payoff or purchase of any Financed Properties shall be reinstated as if they were never superseded or amended by this Agreement.

                  2. Application of Excess Funding Amounts. Obligor intends to prepay the Prepayable Obligations in conjunction with the sale or refinancing of the Financed Properties. To the extent there are any sale or refinancing proceeds with respect to any Financed Property (net of closing costs) in excess of the Prepayable Obligations with respect to such Financed Property (the "Excess Funds"), Obligor shall, at the Closing, deliver to HCRI a Letter of Credit equal to one-third (1/3) of such Excess Funds ("Excess Funds Letter of Credit"). In the event all of the Financed Properties within a Tranche, as identified on Exhibit A, have been purchased or refinanced during the Prepayment Period, HCRI shall deliver to Obligor the Excess Funds Letter of Credit relating to the Financed Properties in that Tranche. In the event all of the Financed Properties within a Tranche, as identified on Exhibit A, have not been purchased or refinanced during the Prepayment Period, HCRI shall be entitled to draw the full amount under the Excess Funds Letter of Credit relating to the Financed Properties in the Tranche. The Excess Funds Letter of Credit shall comply with the terms and conditions applicable to letters of credit set forth in the Financing Agreements.

                  3. Letters of Credit.

                           3.1 Increases upon Certain Prepayments. The amount of
each Letter of Credit (as defined in the Financing Agreements) shall be increased or decreased from time to time upon any payment of any Prepayable Obligations so as to equal in the aggregate ten percent (10%) of the then outstanding Loan Amount or Lease Amount, as applicable. Upon the repayment in full of all Prepayable Obligations with respect to any Financing Agreement, the Letter of Credit as defined in such Financing Agreement, shall be released by HCRI. The Letters of Credit equal to the aggregate of ten percent (10%) shall be delivered at the time of Closing of a Financed Property.

                  4. Monetary Obligations. All monetary obligations of Obligor under this Agreement are deemed to be monetary obligations under the respective Financing Agreement.

                  5.   Reaffirmation.   Each  Obligor  reaffirms  the  Financing
Agreements and all other Financing Documents as amended hereby. Each Guarantor hereby reaffirms its obligations under its respective Guaranty.

                  6. Events of Default. The failure of any Obligor or any Guarantor to perform any covenant or to conform to any warranty or representation under this Agreement, and such failure continues for more than 10 days after written notice thereof is given to Obligor by HCRI, or the occurrence of an "Event of Default" (after taking into account any applicable notice or cure periods) as defined in any of the Financing Documents or any Guaranty (as any of the same may be modified by this Agreement), will constitute an immediate event of default under this Agreement and each Financing Agreement ("Event of Default"). The occurrence of any Event of Default (after taking into account applicable notice or cure periods as provided for above) shall constitute an immediate default and any additional applicable notice, grace or cure period provided in the respective Financing Document or Guaranty is hereby waived by Obligor and each Guarantor.

                  7. Cumulative Rights and Remedies. Upon the occurrence of any Event of Default as defined herein and at any time thereafter until HCRI waives the default in writing or acknowledges cure of the default in writing, at HCRI's option, without declaration, notice of dishonor, protest, noting for protest, or any other notice, or demand of any kind (all of which Obligor hereby waives), HCRI may exercise any and all rights and remedies provided in any Financing Agreement, any Financing Document or any Guaranty.

                  8. Construction of Rights and Remedies. This Section applies to all rights and remedies of HCRI under this Agreement, any Financing Agreement, any Financing Document or Guaranty or arising at law or in equity.

                           8.1   Cumulative.   All  rights  and   remedies   are
cumulative to each other.

                           8.2  Consent  to  Remedies.  Each  Obligor  and  each
Guarantor consent to all rights and remedies of HCRI.

                           8.3 No Waivers. No waiver of any of HCRI's rights and
remedies under this Agreement, any Financing Document or any Guaranty shall be effective against HCRI unless the waiver is in writing and signed by HCRI. No delay or omission by HCRI in exercising any right or remedy shall operate as a waiver of the right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or a waiver of any right or remedy on any other occasion. Each right and remedy of HCRI may be exercised individually or concurrently with others and as often and in such order as HCRI may choose.

                           8.4 No Obligation to Exercise  Remedies.  HCRI is not
required to commence any action or proceeding or to pursue any remedy against any Obligor, Guarantor or any successor in interest.

                           8.5 No Marshaling. HCRI may proceed, at its election,
against all security for the Prepayable Obligations or against any item or items of such security from time to time, and no action against any item or items of security shall bar subsequent actions against any item or items of security.

                  9. Release of HCRI. As additional consideration for HCRI's entering into this Agreement, each Obligor and Guarantor jointly and severally releases and forever discharges HCRI and any of HCRI's officers, directors, agents, employees, accountants, attorneys and representatives, as well as the respective heirs, personal representatives, successors, and assigns of any or all of them (collectively called the "HCRI Group") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without limitation, such claims and defenses as fraud, mistake, duress, and usury, any Obligor or Guarantor ever had, now have, or might hereafter have (to the extent relating to periods prior to the date hereof) against the HCRI Group, jointly or severally, for or by reason of any matter, cause or thing whatsoever which relates to or arises from, in whole or in part, directly or indirectly, [i] the Prepayable Obligations; [ii] any Financing Agreement; [iii] any Guaranty; and [iv] any other agreement, document or instrument relating to or securing any of the foregoing. Each Obligor and Guarantor agrees that none of them shall commence, join, prosecute, or participate in any suit or other proceeding in a position that is adverse to the HCRI Group arising directly or indirectly from any of the foregoing matters. The provisions of this paragraph shall survive the termination of this Agreement.

                  10. Voluntary Agreement. Each Obligor and Guarantor represents and warrants that [i] each is represented by legal counsel (or has knowingly declined legal counsel) in regard to the transactions provided for by this Agreement and that such counsel has explained to each of them the significance of the terms, and the meaning and effect of this Agreement and all other related documents; [ii] each is fully aware and clearly understands all of the terms and provisions contained in this Agreement and in all other related documents; [iii] each has voluntarily, with full knowledge and without coercion or duress of any kind entered into this Agreement and the documents executed in connection with this Agreement; [iv] each is not relying on any representations either written or oral, express or implied, made to any of them by HCRI other than as set forth in this Agreement; [v] this Agreement essentially reflects a proposal each Obligor made to HCRI on its own initiative; and [vi] the consideration received by each Obligor and Guarantor to enter into this Agreement and the arrangement contemplated by this Agreement has been actual and sufficient.

                  11. Bankruptcy Proceedings. If any Obligor files a petition in bankruptcy or is the subject of any petition under Title 11 of the U.S. Code as amended, such Obligor shall assume or reject its respective Financing Agreement(s) within 60 days of the petition date.

                  12. Waivers. Obligor waives [i] any notice required by statute or other law as a condition to bringing an action for possession of, or eviction from, any of the Financed Property; [ii] any right of re-entry or repossession with respect to the Financed Property; [iii] any right to a trial by jury in any action or proceeding arising out of or relating to this Agreement, any Financing Agreement, any Financing Document or any Guaranty; [iv] any objections, defenses, claims or rights with respect to the exercise by HCRI of any rights or remedies under this Agreement, any Financing Agreement, any Financing Document or any Guaranty; [v] all presentments, demands for performance, notices of nonperformance, protest, notices of protest, notices of dishonor and any other notice or demand of any kind arising under or relating to this Agreement, any Financing Agreement, any Financing Document or any Guaranty; and [vi] all notices of the existence, creation or incurring of any obligation or advance under this Agreement, any Financing Agreement, any Financing Document or any Guaranty before or after this date.

                  13. Miscellaneous.

                           13.1  Performance   Obligations.   Each  Obligor  and
Guarantor shall perform their respective obligations and conform to all representations and warranties under the Financing Agreements, the Financing Documents, the Guaranties and this Agreement (collectively, the "Obligations").

                           13.2 Term of Agreement.  Unless otherwise  terminated
by a writing signed by all parties, this Agreement shall continue in full force and effect until the Obligations have been paid or satisfied in full.

                           13.3  Governing  Law.  The laws of the  State of Ohio
shall govern the construction of this Agreement and the rights and duties of the parties hereunder. If any provision of this Agreement, or the application thereof to anyone or any circumstances, shall be adjudged invalid or unenforceable to any extent, the application of the remainder of the provisions of this Agreement shall not be affected thereby. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                           13.4 Time is of the  Essence.  Time is of the essence
in the performance of this Agreement.

                           13.5 Amendment. This Agreement may be amended only by
a writing signed by all parties.

                           13.6 Waivers Concerning Obligor and Guarantors.  None
of the following will be a course of dealing, estoppel, waiver, or implied amendment on which any party to this Agreement, a Financing Agreement, Guaranty or any Financing Document may rely: [i] HCRI's acceptance of one or more late payments or partial performance of this Agreement, a Financing Agreement, Guaranty or any Financing Document; [ii] HCRI's current forbearance from exercising any right or remedy under this Agreement, a Financing Agreement, Guaranty or any Financing Document; or [iii] HCRI's forbearance from exercising any right or remedy under this Agreement, a Financing Agreement, Guaranty or any Financing Document on any one or more occasions.

                  Obligor and Guarantors [i] warrant that each has received good and valuable consideration for executing this Agreement; and [ii] warrant that none has executed this Agreement in reliance upon the existence of the security for or guaranty or promise of the performance of this Agreement or any financial information or valuation information supplied by HCRI.

                  No obligations of any party to this Agreement shall be affected by [i] any default in any Financing Agreement, Financing Document or Guaranty; [ii] the unenforceability of or defect in any Financing Agreement, Financing Document or Guaranty; [iii] any decline in the value of any interest in any property which is the subject of this Agreement or any Financing Agreement, Financing Document or Guaranty; or [iv] the death, incompetence, insolvency, dissolution, liquidation or winding up of affairs of any party to this Agreement or any Financing Agreement, Financing Document or Guaranty or the start of insolvency proceedings by or against any such party. Each party to this Agreement, each Financing Agreement, each Financing Document, and each Guaranty waives all suretyship and other similar defenses. Obligor and Guarantors waive all rights of subrogation arising out of this Agreement or any Financing Agreement, Financing Document or Guaranty, and no other party to any Financing Agreement or Financing Document may enforce any right of subrogation or contribution unless and until all obligations of Obligor to HCRI are paid in full.

                  Obligor and Guarantor [i] waive notice of all advances against the loans and leases made subject to the Financing Agreements before this date; and [ii] waive protest and all other notices relating to any default in any Financing Agreement or Financing Document.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the date set forth at the beginning.

Signed and acknowledged in the
presence of:                                HARLINGEN RETIREMENT, LC

                                            By: Wedgwood Retirement Inns, Inc.
                                                Managing Member

Signature  /s/ Teresa Priest                By:  /s/ Gene S. Bertcher
           --------------------------           --------------------------------
Print Name   Teresa Priest
             ------------------------
                                                Title:  President
                                                        ------------------------
Signature  /s/ Lauren Dunn
           --------------------------
Print Name  Lauren Dunn
            -------------------------


                                            RESIDENTIAL HEALTHCARE
                                            PROPERTIES OF TEXAS, INC.

Signature  /s/ Teresa Priest                By:  /s/ Gene S. Bertcher
           --------------------------           --------------------------------
Print Name   Teresa Priest
             ------------------------
                                                Title:  President
                                                        ------------------------
Signature  /s/ Lauren Dunn
           --------------------------
Print Name  Lauren Dunn
            -------------------------


                                            ROSWELL RETIREMENT, LTD. CO.

                                            By: Wedgwood Retirement Inns, Inc.
                                                Managing Member

Signature  /s/ Teresa Priest                By:  /s/ Gene S. Bertcher
           --------------------------           --------------------------------
Print Name   Teresa Priest
             ------------------------
                                                Title:  President
                                                        ------------------------
Signature  /s/ Lauren Dunn
           --------------------------
Print Name  Lauren Dunn
            -------------------------
                                            VILLA RESIDENTIAL CARE
                                            HOMES-OAK PARK, L.P.

                                            By: Kellway Corporation
                                                Managing General Partner

Signature  /s/ Teresa Priest                By:  /s/ Gene S. Bertcher
           --------------------------           --------------------------------
Print Name   Teresa Priest
             ------------------------
                                                Title:  President
                                                        ------------------------
Signature  /s/ Lauren Dunn
           --------------------------
Print Name  Lauren Dunn
            -------------------------
                                            HEALTH CARE REIT, INC.

Signature  /s/ Rita J. Rogge                By:  /s/ George Chapman
           --------------------------           --------------------------------
Print Name  Rita J. Rogge
            -------------------------
                                                Title: Chairman, CEO & President
                                                      --------------------------
Signature  /s/ Kathleen A. Sullivan
           --------------------------
Print Name  Kathleen A. Sullivan
            -------------------------

                                            HCRI TEXAS PROPERTIES, LTD.

                                            By: Health Care REIT, Inc.
                                                General Partner

Signature  /s/ Rita J. Rogge                By:  /s/ George Chapman
           --------------------------           --------------------------------
Print Name  Rita J. Rogge
            -------------------------
                                                Title: Chairman, CEO & President
                                                       -------------------------
Signature  /s/ Kathleen A. Sullivan
           --------------------------
Print Name  Kathleen A. Sullivan
            -------------------------

                          ACKNOWLEDGMENT OF GUARANTORS


         The  undersigned   Guarantors  hereby  [i]  consent  to  the  foregoing
Portfolio Divestiture Agreement and Amendment of Lease and Loan Documents ("Agreement"); [ii] agree to be bound by the terms and provisions of the Agreement to the extent applicable to Guarantor; [iii] affirm each Guaranty of each Guarantor in favor of HCRI which shall remain in full force and effect; and [iv] waive any suretyship defenses arising in connection with the Agreement, effective as of the date first set forth above.


                                        GREENBRIAR CORPORATION, INC.

                                        By:  /s/Gene S. Bertcher
                                            ------------------------------------

                                            Title:  Executive Vice President
                                                    ----------------------------


                                        KELLWAY CORPORATION

                                        By:  /s/Gene S. Bertcher
                                            ------------------------------------

                                            Title:  President
                                                    ----------------------------


                                        RESIDENTIAL HEALTHCARE PROPERTIES, INC.

                                        By:  /s/Gene S. Bertcher
                                            ------------------------------------

                                            Title:  President
                                                    ----------------------------


                                        VILLA RESIDENTIAL CARE HOMES, INC.

                                        By:  /s/Gene S. Bertcher
                                            ------------------------------------

                                            Title:  President
                                                    ----------------------------

                                        WEDGWOOD RETIREMENT INNS, INC.

                                        By:  /s/Gene S. Bertcher
                                            ------------------------------------

                                            Title:  President
                                                    ----------------------------


                                    EXHIBIT A



                       DESCRIPTION OF FINANCING AGREEMENTS

                             AND FINANCED PROPERTIES


---------------------------------------------------------------------------------------------------------
                                    TRANCHE 1
---------------------------------------------------------------------------------------------------------
           LANDLORD               TENANT/MORTGAGOR       TRANSACTION TYPE      FINANCED PROPERTY
--------------------------- ---------------------------- ---------------- -------------------------------
HCRI Texas Properties, Ltd. Residential Healthcare            Lease       The Palm House
                            Properties of Texas, Inc.                     3501 Renzel Blvd.
                                                                          Fort Worth, TX
                                                                          County:       Tarrant
--------------------------- ---------------------------- ---------------- -------------------------------
HCRI Texas Properties, Ltd. Harlingen Retirement, LC           Loan       Camelot Retirement of Harlingen
                                                                          1000 Camelot Dr.
                                                                          Harlingen, TX
                                                                          County:       Cameron
--------------------------- ---------------------------- ---------------- -------------------------------
HCRI Texas Properties, Ltd. Villa Residential Care            Lease       Oak Park Retirement Center
                            Homes-Oak Park, L.P.                          4242 Bryant Irvin Rd.
                                                                          Benbrook, TX
                                                                          County:       Tarrant
--------------------------- ---------------------------- ---------------- -------------------------------

                               TRANCHE 2
---------------------------------------------------------------------------------------------------------
           LANDLORD               TENANT/MORTGAGOR       TRANSACTION TYPE      FINANCED PROPERTY
--------------------------- ---------------------------- ---------------- -------------------------------
Health Care REIT, Inc.      Roswell Retirement, Ltd. Co.      Lease       La Villa
                                                                          2725 N. Pennsylvania Ave.
                                                                          Roswell, NM
                                                                          County:       Chaves
--------------------------- ---------------------------- ---------------- -------------------------------
HCRI Texas Properties, Ltd. Harlingen Retirement, LC          Lease       Greenbriar at Camelot
                                                                          900 Camelot Dr.
                                                                          Harlingen, TX
                                                                          County:       Cameron
---------------------------------------------------------------------------------------------------------


                                    EXHIBIT B


                                  BASE AMOUNTS



--------------------------------------------------------------------------------
                FACILITY        1ST QUARTER  2ND QUARTER 3RD QUARTER 4TH QUARTER
                                    2001         2001        2001        2001
------------------------------- ----------- ------------ ----------- -----------
Oak Park Retirement Center        8,035,032    7,988,808   7,942,582   7,896,357
------------------------------- ----------- ------------ ----------- -----------
La Villa                          5,306,651    5,278,254   5,249,858   5,221,461
------------------------------- ----------- ------------ ----------- -----------
The Palm House                    4,045,770    4,017,321   3,988,872   3,960,423
------------------------------- ----------- ------------ ----------- -----------
Camelot Retirement of Harlingen   4,402,429    4,390,679   4,378,592   4,366,157
------------------------------- ----------- ------------ ----------- -----------
Greenbriar at Camelot             5,728,024    5,700,608   5,673,193   5,645,777
--------------------------------------------------------------------------------
(g)